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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                               __________________

                                    FORM 8-K

                                 CURRENT REPORT


                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                               __________________


       Date of Report (Date of earliest event reported): NOVEMBER 29, 2005





                                  CHATTEM, INC.
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             (Exact name of registrant as specified in its charter)


       TENNESSEE                     0-5905                      62-0156300
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(State of Incorporation)    (Commission File Number)           (IRS Employer
                                                             Identification No.)


               1715 WEST 38TH STREET, CHATTANOOGA, TENNESSEE 37409
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          (Address of principal executive offices, including zip code)


                                 (423) 821-4571
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              (Registrant's telephone number, including area code)






Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[_] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[_] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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ITEM 1.01.    ENTRY INTO MATERIAL DEFINITIVE AGREEMENT
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(a)  On December 1, 2005, Chattem, Inc. (the "Company") announced it has entered into a third amendment (the "Amendment") to its Senior Secured Revolving Credit Facility (the "Amended Revolving Credit Facility") with a syndicate of commercial banks led by Bank of America, N.A., as agent, that, among other things, increases the Company's borrowing capacity under the facility from $50 million to $100 million, lowers the interest rate on borrowings under the facility and allows the Company greater flexibility to repurchase its common stock and refinance its existing debt. The Amended Revolving Credit Facility matures November 15, 2010. The foregoing description of the Amendment does not purport to be complete and is qualified in its entirety by reference to the Amendment, a copy of which is attached to this Form 8-K as Exhibit 10.1, which is incorporated herein by reference. A copy of the press release dated December 1, 2005 is attached hereto as Exhibit 99.1.

(b) Separately, effective on November 30, 2005 (the "Effective Date"), the Company entered into amendments to the grant agreements for certain outstanding stock options previously granted to optionees under the Chattem, Inc. Stock Incentive Plan - 2005 (the "2005 Plan"). One amendment applies only to certain employees and executive officers named therein (for purposes of this Form 8-K only, the "Officers"). The other amendment applies to all optionees other than the Officers. Each of the amendments provides that, notwithstanding the vesting schedule shown in the grant agreement, any unvested portion of the previously granted stock options whose exercise price exceeded the closing sale price of the shares of common stock underlying such options on the last business day prior to the Effective Date will vest fully upon the Effective Date (the "Acceleration"). The amendment with respect to the Officers also provides that the optionee shall be prohibited from transferring the shares of common stock of the Company which such optionee may acquire upon exercise of any portion of stock options that became vested as a result of the Acceleration prior to the earlier of the date such options would have become vested as set forth in the vesting schedule or as otherwise specified in the 2005 Plan. All other terms and conditions of the grant agreements, including the exercise prices and numbers of shares subject to such options, remain unchanged. Copies of the forms of amendments are attached hereto as Exhibits 10.2 and 10.3 and are incorporated herein by reference.




ITEM 2.04.    TRIGGERING EVENTS THAT ACCELERATE OR INCREASE A DIRECT FINANCIAL
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              OBLIGATION OR AN OBLIGATION UNDER AN OFF-BALANCE SHEET ARRANGEMENT
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On December 1, 2005, the Company also announced that it has called all of its
$75 million of Floating Rate Senior Notes due March 1, 2010 (the "Notes") for full redemption on December 30, 2005. The Notes were called pursuant to the optional redemption provisions of Section 3.07 of the Indenture dated as of February 26, 2004 at a price of 102% of par plus accrued interest to December
30, 2005. The notice of redemption was given by the trustee under the Indenture to the holders of the Notes on November 30, 2005. The Company will utilize borrowings under the Amended Revolving Credit Facility and its cash on hand to fund the redemption of the Notes. A copy of the press release dated December 1, 2005 is attached hereto as Exhibit 99.1.

Statements in this Form 8-K which are not historical facts are forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. These forward-looking statements involve risks, uncertainties and assumptions that could cause actual outcomes and results to differ materially from those expressed or projected.
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ITEM 9.01.    FINANCIAL STATEMENTS AND EXHIBITS
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              (c)   The following exhibits are being furnished herewith:

                    EXHIBIT NO.             EXHIBIT DESCRIPTION
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                    10.1      Third Amendment to Credit Agreement dated November
                              29, 2005 by and among Chattem, Inc., its domestic subsidiaries, identified lenders and Bank of America, N.A., as Agent

                    10.2 Form of Amendment to Grant Agreement under the 2005 Plan pertaining only to the Officers

                    10.3 Form of Amendment to Grant Agreement under the 2005 Plan pertaining to all optionees other than Officers

                    99.1      Press Release dated December 1, 2005
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                                   SIGNATURES
                                   ----------

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



December 2, 2005                          CHATTEM, INC.



                                          By: /s/ Theodore K. Whitfield, Jr.
                                              ---------------------------------
                                              Theodore K. Whitfield, Jr.
                                              Vice President and General Counsel

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                                  EXHIBIT INDEX
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Exhibit No.                     Exhibit Description
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10.1            Third Amendment to Credit Agreement dated November 29, 2005 by and among Chattem, Inc., its domestic subsidiaries, identified lenders and Bank of America, N.A., as Agent

10.2 Form of Amendment to Grant Agreement under the 2005 Plan pertaining only to the Officers

10.3 Form of Amendment to Grant Agreement under the 2005 Plan pertaining to all optionees other than Officers

99.1            Press Release dated December 1, 2005